Exhibit 10.53

                                  VAXGEN, INC.

                           WARRANT EXCHANGE AGREEMENT

                               SEPTEMBER 21, 2004

                                  VAXGEN, INC.

                           WARRANT EXCHANGE AGREEMENT

            This Warrant Exchange Agreement (this "Agreement") is made as of September 21, 2004 by and between VAXGEN, INC., a Delaware corporation (the "Company"), and each of KEPLER CAPITAL, LLC, CHEYENNE, LLC, PRISM CAPITAL 5, L.P. and SOCIETE GENERALE (each a "Warrant Holder" and together the "Warrant Holders").

                                    RECITALS

      WHEREAS, each Warrant Holder owns a warrant to purchase shares of common stock of the Company (the "Common Stock"), which warrant was issued in a transaction completed on May 23, 2001 in connection with the sale of the Company's Series A Preferred Stock (each a "Series A Warrant" and collectively the "Series A Warrants");

      WHEREAS, the Company wishes to issue to each Warrant Holder, pursuant to the exemption from registration provided by Section 3(a)(9) ("Section 3(a)(9)") under the Securities Act of 1933, as amended (the "Securities Act"), new warrants to purchase the Common Stock in exchange for the Series A Warrants (the "Exchange") and to cancel the Series A Warrants upon the terms and conditions set forth herein; and

      WHEREAS, the Company and CD Investment Partners, Ltd, an owner of a Series A Warrant, have in connection with the transactions contemplated by this Agreement, entered into a Warrant Exchange Agreement dated as of September 21, 2004 (the "CD Agreement"), to exchange the Series A Warrant held by CD Investment Partners, Ltd. for the Exchange Warrants (as defined in the CD Agreement).

                                    AGREEMENT

            1. Issuance of Exchange Warrants. Subject to the terms and conditions of this Agreement, in exchange for the Series A Warrant(s) held by each Warrant Holder, the Company, as of the Closing Date (as defined in Section 3 hereof), shall issue to each Warrant Holder:

                  1.1 A warrant, dated as of the Closing Date, to purchase that number of shares of Common Stock as set forth on Exhibit A-1 opposite such Warrant Holder's name, in the form attached hereto as Exhibit B (the "First Exchange Warrant"), at an exercise price of $0.01 per share of Common Stock; and

                  1.2 A warrant, dated as of the Closing Date, to purchase that number of shares of Common Stock as set forth on Exhibit A-2 opposite such Warrant Holder's name, in the form attached hereto as Exhibit C (the "Second Exchange Warrant" and, together with the First Exchange Warrant, the "Exchange Warrants"), at an exercise price of $16.00 per share of Common Stock.


                                       1.

            2. Exchange and Cancellation of Series A Warrants. On the Closing Date, subject to the terms and conditions of this Agreement, each Warrant Holder shall tender all of the Series A Warrants held by such Warrant Holder, to the Company, in exchange for the Exchange Warrants and upon the execution and delivery to such Warrant Holder of the Exchange Warrants, the Series A Warrants shall be cancelled, and all rights of such Warrant Holder with respect to the Series A Warrants shall be immediately terminated.

            3. Closing; Delivery of Exchange Warrants . The closing of the exchange of the Series A Warrants for the Exchange Warrants pursuant to this Agreement (the "Closing") shall take place at 11:00 p.m. Pacific time at the offices of Cooley Godward LLP, 3175 Hanover Street, Palo Alto, California, on the date of this Agreement or at such other time and place as may be agreed to by the Company and the Warrant Holders (the "Closing Date"), subject to the satisfaction or waiver by the appropriate party of the conditions set forth in Sections 4 and 5 hereof as of the Closing Date. At the Closing, each Warrant Holder shall deliver the Series A Warrant owned by it to the Company, and the Company shall deliver the Exchange Warrants to such Warrant Holder in accordance with the terms hereof.

            4. Conditions to Company's Obligations. The Company's obligation to issue the Exchange Warrants in exchange for the Series A Warrants at the Closing shall be subject to the fulfillment on or prior to the Closing of the following conditions, any one or more of which may be waived in whole or in part by the written consent of the Company:

                  4.1 Representations and Warranties True and Correct; Compliance with Covenants. The representations and warranties made by each Warrant Holder in Section 7 hereof shall be true and correct in all material respects as of the date hereof and the Closing Date with the same force and effect as if they had been made as of the Closing Date. Each Warrant Holder shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Warrant Holder on or prior to the Closing Date.

                  4.2 Compliance with Laws. The exchange of the Series A Warrants for the Exchange Warrants by each Warrant Holder hereunder shall be legally permitted by all laws and regulations to which the Company is subject (including all applicable federal, state and foreign securities laws).

                  4.3 No Injunction or Regulatory Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or governmental entity or other legal or regulatory restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect; nor shall there be any action taken by any court of competent jurisdiction or governmental entity, or any law or order enacted, entered, enforced or deemed applicable to the transactions contemplated hereby by any court of competent jurisdiction or governmental entity, that would prohibit their consummation.

                  4.4 Termination of Registration Rights Agreement. As of the Closing, the Company and the Warrant Holders shall have terminated the Registration Rights Agreement, dated May 23, 2001 (the "Registration Rights Agreement"), by executing the Registration


                                       2.

Rights Termination Agreement attached hereto as Exhibit E. Thereafter no party to the Registration Rights Agreement shall have any rights, liabilities or obligations thereunder, including, without limitation, in connection with the registration or the filing of any registration statement on behalf of the Warrant Holders pursuant to the Registration Rights Agreement.

                  4.5 Termination of Securities Purchase Agreement. As of the Closing, the Company and the Warrant Holders shall have terminated the Securities Purchase Agreement, dated May 23, 2001 (the "Securities Purchase Agreement"), by executing the Securities Purchase Termination Agreement attached hereto as Exhibit F. Thereafter neither the Company nor the Warrant Holders shall have any rights, liabilities or obligations thereunder.

                  4.6 Tender of Series A Warrants. At the Closing, the Warrant Holders shall tender all of the Series A Warrants for exchange and cancellation.

            5. Conditions to Warrant Holders' Obligations. Each Warrant Holder's obligation to exchange the Series A Warrants for the Exchange Warrants at the Closing shall be subject to the fulfillment on or prior to the Closing of the following conditions, any one or more of which may be waived in whole or in part, by the written consent of such Warrant Holder:

                  5.1 Representations and Warranties True and Correct; Compliance with Covenants. The representations and warranties made by the Company in Section 6 hereof shall be true and correct as of the date hereof and the Closing Date with the same force and effect as if they had been made as of the Closing Date, except as otherwise contemplated by this Agreement and except for those representations and warranties that address matters only as of a particular date, which shall be true and correct as of such date. The Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company on or prior to the Closing Date.

                  5.2 Compliance with Laws. The exchange of the Series A Warrants for the Exchange Warrants by the Warrant Holders hereunder shall be legally permitted by all laws and regulations to which the Company is subject (including all applicable federal, state and foreign securities laws).

                  5.3 No Injunction or Regulatory Constraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or governmental entity or other legal or regulatory restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect; nor shall there be any action taken by any court of competent jurisdiction or governmental entity, or any law or order enacted, entered, enforced or deemed applicable to the transactions contemplated hereby by any court of competent jurisdiction or governmental entity, that would prohibit their consummation.

                  5.4 Consents. The Company shall have obtained all consents and approvals necessary for the execution, delivery and performance of the Agreement and the Exchange Warrants including, without limitation, any consents and approvals of the Company's


                                       3.

board of directors, stockholders, governmental authorities, regulatory authorities or third parties, as appropriate.

                  5.5 Issuance of Exchange Warrants. At the Closing the Company shall issue the Exchange Warrants.

            6. Representations and Warranties of the Company. The Company hereby represents and warrants to the Warrant Holders that as of the Closing:

                  6.1 Organization. The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and is in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect on the Company, and, to the Company's knowledge (as defined below), no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. For purposes of this Agreement, the term "knowledge" (including any derivation thereof such as "know" or "knowing" and regardless of whether such word starts with an initial capital) in reference to the Company shall mean the actual knowledge of the Company's executive officers.

                  6.2 Due Authorization. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and under the Exchange Warrants. This Agreement has been duly authorized and validly executed and delivered by the Company and no other corporate action on the part of the Company, its board of directors or its stockholders is necessary to authorize the execution and delivery by the Company of this Agreement or the consummation of the transactions contemplated by this Agreement, including, without limitation, the issuance and delivery of the Exchange Warrants. Furthermore, the Company's board of directors, after considering several proposed alternatives to the Exchange, has unanimously authorized the execution and delivery by the Company of the Agreement and the transactions contemplated thereunder. Each of this Agreement and each Exchange Warrant, assuming due and valid authorization, execution and delivery hereof and thereof by the Warrant Holders, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  6.3 Valid Issuance; Reservation of Shares; Preemptive Rights. The Exchange Warrants are duly authorized and, when issued and exchanged in accordance with the terms hereof, (i) will be duly and validly issued, free and clear of any liens, claims or encumbrances ("Liens") imposed by or through the Company and (ii) assuming the accuracy of each Warrant Holder's representations contained in this Agreement, will be issued and delivered in compliance with all applicable Federal and state securities laws. The shares of common stock issuable upon


                                       4.

exercise of the Exchange Warrants are duly authorized and reserved for issuance and, when issued in accordance with the terms of the Exchange Warrants, will be duly and validly issued, fully paid and nonassessable, free and clear of any Liens imposed by or through the Company. The Company has duly and validly authorized and reserved for issuance to the Warrant Holders pursuant to exercise of the Exchange Warrants at least 1,666,357 shares of its Common Stock. Assuming the termination of the Registration Rights Agreement and the Securities Purchase Agreement, and the cancellation of the Series A Warrants upon the Closing, neither the Exchange nor the performance by the Company of its obligations under this Agreement or under the Exchange Warrants will trigger any preemptive, "poison-pill", anti-takeover, anti-dilution, reset or other similar rights.

                  6.4 Non-Contravention. The execution and delivery of this Agreement, the issuance of the Exchange Warrants, the issuance of shares of Common Stock upon exercise of the Exchange Warrants and the consummation of the transactions contemplated hereby and thereby will not (a) conflict with or constitute a material violation of or default (with the passage of time or otherwise) under or give rise to any right of termination, material amendment, cancellation or acceleration or loss of any material rights under (i) any material contracts to which the Company is a party, or (ii) the certificate of incorporation or the bylaws of the Company or any similar organizational document of the Company, or (b) (i) result in the creation or imposition (or the obligation to create or impose) of any material lien, encumbrance, claim, security interest, pledge, charge or restriction of any kind upon any of the properties or assets of the Company or (ii) an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in agreement or document to which the Company is a party or is bound, or (c) violate any order or decree applicable to the Company, or by which it or any of its operations are bound, and no such violation or default currently exists. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency or other governmental body in the United States is required for the execution and delivery of the Agreement and the valid issuance of the Exchange Warrants prior to the Closing except for any securities filings required to be made under state securities laws.

                  6.5 Exchange Act Compliance. With the exception of the financial statements and related financial disclosure in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (including but not limited to Management's Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data) disclosed therein, the documents that the Company filed under the Exchange Act since December 31, 2003 (including all exhibits included therein and documents incorporated by reference therein hereinafter being referred to as the "Required Documents") complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder as of their respective filing dates, and except as to the financial statements and related financial disclosure (including but not limited to Management's Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data) none of the Required Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                       5.

                  6.6 Investment Company. As of the Closing, the Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  6.7 Non-Public Information. The Company has not disclosed any material non-public information to any Warrant Holder, other than information concerning the Exchange and this Agreement, which will be disclosed to the public in the press release issued pursuant to Section 11.12.

                  6.8 Exemption from Registration. The Exchange is exempt from the registration requirements of the Securities Act pursuant to the provisions of Section 3(a)(9) thereof. The Company has complied in all material respects with such provisions and, without limiting the generality thereof, has not paid to any person, directly or indirectly, any commission or other remuneration for soliciting the Exchange. Neither the Company nor any of its Affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the Exchange, (ii) in the three months prior to closing, has, other than the transactions contemplated with respect to the Series A Warrants and pursuant to this Agreement, directly or indirectly, made any offers or sales of any security or solicited any offers to buy or exchange any security, under any circumstances that would require registration of the Exchange Warrants or the shares of Common Stock issuable upon exercise of the Exchange Warrants (the "Shares") under the Securities Act or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the Exchange or the issuance of shares of Common Stock upon exercise of the Exchange Warrants for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the NASD, nor will the Company or any of its Affiliates take any action or steps that would require registration of the Exchange Warrants or such underlying shares of Common Stock under the Securities Act.

                  6.9 Rule 144(k). At the time of the Closing, assuming the accuracy of the representation of each Warrant Holder, contained in Section 7.5 below, that such Warrant Holder is not an "affiliate", as such term is defined in Rule 144 under the Securities Act (an "Affiliate"), of the Company and has not been an Affiliate in the three months preceding the Closing, the Exchange Warrants shall be eligible for public resale pursuant to Rule 144(k) of the Securities Act and the Shares, shall be eligible for public resale pursuant to Rule 144(k) of the Securities Act, provided that such Warrant Holder exercises its Exchange Warrant(s) pursuant to Section 1.2 of such Exchange Warrant. At the time of the Closing, the Company has no knowledge of any fact or circumstance that could form the basis of an assertion that any Warrant Holder is an Affiliate of the Company.

                  6.10 No Reliance. In entering into this Agreement, the Company
(i) is not relying on any advice or representation of any Warrant Holder or any of its affiliates (other than the representations of such Warrant Holder contained herein), (ii) has not received from any Warrant Holder or any of its affiliates any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of the Exchange or entering into this Agreement, (iii) has consulted with its own legal, regulatory, tax, business, investment, financial and accounting


                                       6.

advisors to the extent that it has deemed necessary, and (iv) has entered into this Agreement based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by any Warrant Holder or any of its affiliates. Neither any Warrant Holder nor any of its affiliates is now or has ever been a financial advisor, or other fiduciary, with respect to the Company.

                  6.11 Bankruptcy Protection. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to 11 U.S.C. ss.ss. 101 et seq. (the "Bankruptcy Code") or any similar state bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate an involuntary proceeding under the Bankruptcy Code or any such state law.

                  6.12 Solvency. To the Company's knowledge, as of the date of this Agreement and, based upon fair and reasonable estimates made by the Company, after giving effect to the Exchange, (a) the fair value of the Company's assets will exceed the amount of its liabilities, contingent or otherwise, as determined in accordance with generally accepted accounting principles, and (b) the Company will be able to pay its debts as they mature.

            7. Representations and Warranties of the Warrant Holders. The Warrant Holders hereby represent and warrant severally and not jointly to the Company as follows:

                  7.1 Investment Experience and Interest. Each Warrant Holder represents and warrants to, and covenants with, the Company that: (a) such Warrant Holder is an "accredited investor" as defined in Regulation D under the Securities Act, (b) such Warrant Holder is acquiring the Exchange Warrants in the ordinary course of its business and for its own account and with no present intention of distributing any of such Exchange Warrants or any arrangement or understanding with any other persons regarding the distribution of such Exchange Warrants provided that, in making such representation, such Warrant Holder does not agree to hold the Exchange Warrant or the Shares for any minimum or specific period of time, and reserves the right to sell, transfer or otherwise dispose of such securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition (c) such Warrant Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Exchange Warrants except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder and (d) such Warrant Holder has, in connection with its decision to exchange the Series A Warrants for the Exchange Warrants, relied only upon the Required Documents and the representations, warranties and covenants of the Company contained herein and in the Exchange Warrants.

                  7.2 Registration or Exemption Requirements. Each Warrant Holder acknowledges and understands that the Exchange Warrants and the Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act, or unless an exemption from such registration is available. Each Warrant Holder understands that the certificates evidencing the Shares will be imprinted with a legend that prohibits the transfer of such securities unless (a) the Warrant Holder has complied with the provisions of
Section 10.1


                                       7.

below, (b) they are registered or such registration is not required or (c) if the transfer (other than a transfer conducted in accordance with the provisions of Section 6.9 hereof) is pursuant to an exemption from registration under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained (at the Company's expense) to the effect that the transaction is so exempt.

                  7.3 Due Authorization. Each Warrant Holder represents and warrants to, and covenants with, the Company that such Warrant Holder has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, and the Agreement has been duly authorized and validly executed and delivered by such Warrant Holder and no other corporate action on the part of such Warrant Holder is necessary to authorize the execution and delivery by such Warrant Holder of the Agreement. Each Warrant Holder represents and warrants to, and covenants with, the Company that the Agreement constitutes a legal, valid and binding agreement of each Warrant Holder, enforceable against such Warrant Holder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  7.4 No Legal, Tax or Investment Advice. Each Warrant Holder understands that nothing in the Agreement or any other materials presented to such Warrant Holder in connection with the Exchange constitutes legal, tax or investment advice, and represents and warrants to the Company that it has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with the Exchange.

                  7.5 Affiliate Status. As of Closing, each Warrant Holder represents and warrants that such Warrant Holder is not an Affiliate of the Company, and has not been an Affiliate of the Company for the three months preceding the Closing.

            8. Amendment and Waiver. No provision of this Agreement may be amended or modified except upon the written consent of the Company and each Warrant Holder, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

            9. Termination.

                  9.1 Termination Events. Without prejudice to other remedies that may be available to the parties by law or this Agreement, this Agreement may be terminated and the rights hereunder may be abandoned at any time by the written consent of both the Company and each Warrant Holder.

                  9.2 Effect of Termination. In the event of any termination of this Agreement pursuant to Section 9.1, all rights and obligations of the parties hereunder shall terminate without any liability on the part of any party or its Affiliates in respect thereof; provided, however, that such termination shall not relieve the Company or the Warrant Holders


                                       8.

of any liability for any willful breach of this Agreement that occurred prior to the effective date of such termination.

            10. Legends.

                  10.1 At any time after the issuance of the Exchange Warrants at the Closing, a Warrant Holder, or its permitted successors or assigns, exercises any Exchange Warrant pursuant to Section 1.2 of such Exchange Warrant (the "Exercise"), and provided that such Warrant Holder, or its permitted successor or assign, has certified in writing to the Company that it is not is not an Affiliate of the Company and has not been an Affiliate in the three months preceding the Exercise, such certification to be in the form attached hereto as Exhibit D, the Company shall issue an instruction letter to the Company's transfer agent, instructing the transfer agent to issue the stock certificates covering the Shares pursuant to the Exercise, without any legend or restriction; provided, however, that if following the date of this Agreement, Rule 144(k) of the Securities Act is amended or modified so that, as a result of such amendment or modification, a Warrant Holder, upon a sale of Shares pursuant to the terms hereof, would be deemed to be an "underwriter" within the meaning of Section 2(11) of the Securities Act, the Company shall not issue such instruction letter until such time as such sale would not cause such Warrant Holder to be deemed an "underwriter".

                  10.2 In accordance with Section 10.1 above, the Company agrees to provide any further documentation requested by the Company's transfer agent in connection with the issuance of the stock certificates representing the Shares without any legends or restrictions, including an opinion of counsel, completely at the expense of the Company.

            11. Miscellaneous.

                  11.1 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by registered mail, certified mail (return receipt requested) or by internationally recognized express courier (e.g., FedEx), postage prepaid, or sent by fax or electronic mail or otherwise delivered by hand or by messenger addressed:

                        (a)   if to the Company, to:

                              VaxGen, Inc.
                              1000 Marina Boulevard, Suite 200
                              Brisbane, CA 94005
                              Attention: James M. Cunha
                              Telephone: (650) 624-1000
                              Telecopy: (650) 624-1001


                                       9.

                        (b)   with a copy mailed to:

                              Cooley Godward LLP
                              Five Palo Alto Square
                              3000 El Camino Real
                              Palo Alto, CA 94306
                              Attn: Laura A. Berezin
                              Telephone: (650) 843-5000
                              Telecopy: (650) 849-7400

                        (c) if to a Warrant Holder, to such address for such Warrant Holder as shall appear on the signature page hereof executed by such Warrant Holder, or at such other address or addresses as may have been furnished to the Company in writing.

                        (d) Each such notice shall for all purposes of this Agreement be treated as effective or having been given on the earliest to occur of the following:

                              (i) The date of personal delivery or delivery by
messenger, or if such date is not a business day, then on the next succeeding business day;

                              (ii) One (1) business day after transmission by
facsimile or electronic mail, with confirmation of transmission and copy by first class mail, postage prepaid;

                              (iii) One (1) business day after deposit with an
internationally recognized express courier for United States deliveries, or three (3) business days after such deposit for deliveries outside of the United States; or

                              (iv) Upon receipt if sent by registered or
certified mail (return receipt requested) for United States deliveries.

                  11.2 Attorneys' Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                  11.3 Headings; Construction . The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement. The language used in this Agreement is and will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  11.4 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.


                                      10.

                  11.5 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  11.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Mateo, California.

                  11.7 Entire Agreement. This Agreement, including the Exhibits hereto, and the Exchange Warrants constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement or the Exchange Warrants.

                  11.8 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one (1) instrument, and shall become effective when one (1) or more counterparts have been signed by each party hereto and delivered to the other parties.

                  11.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Warrant Holder except by operation of law. No consent of any Warrant Holder shall be required in connection with the assignment of this Agreement or any rights or obligations hereunder by the Company in connection with a merger, consolidation, reorganization or acquisition of all or substantially all of the Company's assets, provided that the successor company, if not the Company, shall assume the obligations of the Company under this Agreement and under the Exchange Warrants. A Warrant Holder may assign some or all of its rights hereunder without the consent of the Company to an Affiliate of such Warrant Holder or to a party reasonably acceptable to the Company in accordance with the terms of the Exchange Warrant, in which event such assignee shall be deemed to be a Warrant Holder with respect to such assigned rights.

                  11.10 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assignees, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  11.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably


                                      11.

request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  11.12 Press Release; Form 8-K. The Company agrees that it will
(i) on or before 9:30 a.m., eastern time, on the second Business Day immediately following the date on which this Agreement is executed and delivered by the Company and each Warrant Holder, issue a press release disclosing the material terms of this Agreement and the transactions contemplated by this Agreement and
(ii) prior to 5:00 p.m. on such second Business Day, file with the Commission a Current Report on Form 8-K disclosing the material terms of this Agreement and the Exchange Warrants and the transactions contemplated hereby and thereby and including as exhibits this Agreement and the Exchange Warrants; provided, however, that each Warrant Holder shall have a reasonable opportunity to review and comment on any such press release or Form 8-K prior to the issuance or filing thereof; and provided, further, that, if the Company fails to issue a press release in accordance with clause (i) above, each Warrant Holder shall have the right to issue a press release containing the information described in clause (i), without any liability to the Company or any person, and no Warrant Holder shall be deemed to possess material non-public information as a result of the issuance of any such press release.

                           [Signature Page to Follow]


                                      12.

            IN WITNESS WHEREOF, the parties hereto have executed this WARRANT EXCHANGE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                    WARRANT HOLDERS:

VAXGEN, INC.                                SOCIETE GENERALE


By:                                         By:
      ----------------------------                ------------------------------

Name: Lance K. Gordon                       Name:
      ----------------------------                ------------------------------

Title: Chief Executive Officer              Title:
      ----------------------------                ------------------------------

                                            Address for Notices:


                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------


                                            KEPLER CAPITAL, LLC

                                            By:
                                                  ------------------------------

                                            Name:
                                                  ------------------------------

                                            Title:
                                                  ------------------------------

                                            Address for Notices:


                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------

                  IN WITNESS WHEREOF, the parties hereto have executed this WARRANT EXCHANGE AGREEMENT as of the date set forth in the first paragraph hereof.

                                            WARRANT HOLDERS:

                                            CHEYENNE, LLC

                                            By:
                                                  ------------------------------

                                            Name:
                                                  ------------------------------

                                            Title:
                                                  ------------------------------

                                            Address for Notices:


                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------


                                            PRISM CAPITAL 5, L.P.

                                            By:
                                                  ------------------------------

                                            Name:
                                                  ------------------------------

                                            Title:
                                                  ------------------------------

                                            Address for Notices:


                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------

EXHIBIT A-1

----------------------------------------------------------------------------------------------------------------
                              Shares covered under First        Exercise Price per       Expiration Date of
Name                               Exchange Warrant                    Share                   Warrant
----                               ----------------                    -----                   -------
----------------------------------------------------------------------------------------------------------------
Kepler Capital, LLC                      57,322                        $0.01             September 21, 2005
----------------------------------------------------------------------------------------------------------------
Cheyenne, LLC                           429,895                        $0.01             September 21, 2005
----------------------------------------------------------------------------------------------------------------
Prism Capital 5, L.P.                   429,894                        $0.01             September 21, 2005
----------------------------------------------------------------------------------------------------------------
Societe Generale                        143,299                        $0.01             September 21, 2005
----------------------------------------------------------------------------------------------------------------

EXHIBIT A-2

----------------------------------------------------------------------------------------------------------------
                              Shares covered under Second       Exercise Price per       Expiration Date of
Name                               Exchange Warrant                    Share                   Warrant
----                               ----------------                    -----                   -------
----------------------------------------------------------------------------------------------------------------
Kepler Capital, LLC                      32,755                       $16.00             September 21, 2007
----------------------------------------------------------------------------------------------------------------
Cheyenne, LLC                           245,654                       $16.00             September 21, 2007
----------------------------------------------------------------------------------------------------------------
Prism Capital 5, L.P.                   245,654                       $16.00             September 21, 2007
----------------------------------------------------------------------------------------------------------------
Societe Generale                         81,885                       $16.00             September 21, 2007
----------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                                                                   No. CW - ____

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                           WARRANT TO PURCHASE SHARES
                               OF COMMON STOCK OF
                                  VAXGEN, INC.
                         (Void after September 21, 2005)

      This certifies that ________________________, or its permitted assigns (the "Holder"), for value received, is entitled to, upon the terms and conditions hereinafter set forth, subscribe for and purchase from VAXGEN, INC., a Delaware corporation (the "Company"), having a place of business at 1000 Marina Boulevard, Suite 200, Brisbane, California 94005, _______ fully paid and nonassessable shares (the "Warrant Shares") of the Company's common stock, $0.01 par value per share ("Common Stock") at the initial exercise price of $0.01 per Warrant Share (the "Exercise Price") at any time and from time to time, in whole or in part, up to and including 5:00 p.m. (Pacific time) on September 21, 2005 (the "Expiration Date") upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant, with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or wire transfer of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof, or in accordance with the provisions of
Section 1.2 hereof. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

      This Warrant is subject to the following terms and conditions:

            1. Exercise; Issuance of Certificates; Payment for Shares.

                  1.1 General. This Warrant is exercisable at the option of the Holder of record hereof, at any time and from time to time and including, up to the Expiration Date for all or any part of the Warrant Shares (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the


                                       1.

close of business on the date on which this Warrant shall have been surrendered, the completed and executed Form of Subscription delivered and (except for an exercise effected pursuant to Section 1.2 hereof) payment made for such shares. Certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense on or before the later to occur of (i) the third (3rd) business day following the Company's receipt of the Form of Subscription by facsimile transmission and (ii) the business day following the Company's receipt of the original Warrant and Form of Subscription and, except for an exercise effected pursuant to Section 1.2 hereof, payment for such shares (the later of (i) and (ii) being referred to herein as the "Delivery Date"). In case of a purchase of less than all the Warrant Shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time; provided, however, that the Holder may validly exercise this Warrant at any time following such purchase without having received such new Warrant. Provided that the Holder complies with Section 10.1 of the Warrant Exchange Agreement, dated September 21, 2004 (the "Exchange Agreement"), the Company shall effect delivery of Warrant Shares to the Holder by, as long as the Company's transfer agent (the "Transfer Agent") participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on the applicable Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if the Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder or in the name of Holder's affiliate and/or subsidiary as may be requested by the Holder. The Holder shall have the right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares (without any restriction legends) on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise), and the Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

                  1.2 Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the executed Form of Subscription with notice of such election in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

                  X = Y (A-B)
                      -------
                         A


                                       2.

      Where X = the number of Warrant Shares to be issued to the Holder

                              Y = the number of Warrant Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

                              A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                              B = Exercise Price (as adjusted to the date of such calculation)

      For purposes of the above calculation, if the Common Stock is traded on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then the fair market value of one share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal (or such other source as the Company's Board of Directors reasonably deems reliable). In the event the fair market value of one share of Common Stock cannot be determined in accordance with the foregoing sentence, such fair market value shall be the last reported sales price of the Common Stock as reported in the "pink sheets" by Pink Sheets LLC. In the absence of such markets for the Common Stock, the fair market value of one share of Common Stock shall be reasonably determined by the Company's Board of Directors in good faith.

            2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or market upon which the Common Stock may be listed or traded; provided, however, that the Company shall not be required to effect a registration under federal or state securities laws solely because of such exercise. The Company will not take any action which would result in any adjustment of the Exercise Price (as set forth in Section 3 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common


                                       3.

Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

            3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  3.1 Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                  3.2 Dividends in Common Stock, Other Stock, Property, Reclassification. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

                        (a) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

                        (b) any cash paid or payable otherwise than as a cash dividend, or

                        (c) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of Warrant Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (a) and (b) above) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.


                                       4.

                  3.3 Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant such that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

                  3.4 Certain Events. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as such Holder would have owned had the Warrant been exercised prior to the event and had such Holder continued to hold such shares until after the event requiring adjustment.

                  3.5 Notices of Change.

                        (a) Immediately upon any adjustment in the number or class of shares subject to this Warrant and of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                        (b) The Company shall give written notice to the Holder at least ten (10) calendar days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions or any right to subscribe


                                       5.

for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right.

                        (c) The Company shall give written notice to the Holder at least ten (10) calendar days prior to the date on which an Organic Change shall take place, including in such notice the date as of which the Organic Change is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property, if any, deliverable upon such Organic Change.

                        (d) The Company shall initiate the delivery of written notice to the Holder of any voluntary or involuntary dissolution, liquidation or winding-up of the Company (the "Dissolution") on the date such Dissolution is publicly announced, including in such notice the date as of which the Dissolution is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property, if any.

            4. LISTING. The Company shall file any forms and do any acts as shall be required from time to time to secure the listing or quotation of the Common Stock issuable upon exercise of the Warrant with each national securities exchange or automated quotation system, if any, upon which shares of such securities are then listed or traded and shall use its commercially reasonable efforts to maintain, so long as any other shares of such securities shall be so listed or traded, such listing or quotation of all securities issued or issuable upon the exercise of this Warrant.

            5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

            6. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

            7. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. Except as expressly set forth herein, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise


                                       6.

Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

            8. REPRESENTATIONS OF HOLDER. Holder further represents that it understands that neither this Warrant nor the Warrant Shares issuable upon the exercise thereof have been registered under the Act, and are being offered pursuant to an exemption from registration contained in the Act based in part upon Holder's representations contained in this Section 8. Holder represents that by reason of its own, or of its management's, knowledge and experience in financial and business matters, Holder is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests in connection with the issuance of this Warrant and the Warrant Shares issuable upon the exercise thereof, and is able to bear risk, including a complete loss, of the investment. Holder represents that it is an "accredited investor" within the meaning set forth in Regulation D under the Act. Holder represents that it is acquiring such securities for its own account for investment only, and not with a view towards their distribution, except pursuant to sales that are registered under the Act or are exempt from the registration requirements of the Act; provided, however, that, in making such representation, such Holder does not agree to hold such securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of such securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

            9. TRANSFERABILITY. Subject to compliance with any applicable securities laws, this Warrant may be transferred, provided that Holder provides prior written notice of such transfer to the Company, such transferee agrees to be bound by the obligations hereunder and such transferee agrees to execute certain documentation requested by the Company including an investment letter. Upon the transfer of this Warrant, the Company may treat such transferee as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant.

            10. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the Holder of this Warrant and of the holder of Warrant Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

            11. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

            12. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be in writing, shall refer specifically to this Warrant and shall be delivered and deemed received in accordance with Section 11.1 of the Exchange Agreement.

            13. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the covenants and agreements of the Company shall inure to the benefit of the successors and permitted assigns of the Holder hereof.


                                       7.

            14. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

            15. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

            16. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Exercise Price.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]


                                       8.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this ___ day of September, 2004.

                                                VAXGEN, INC.


                                                By:
                                                   ----------------------------
                                                   Lance K. Gordon
                                                   Chief Executive Officer

                                SUBSCRIPTION FORM

                                              Date: _________________, 200_

VaxGen, Inc.
1000 Marina Boulevard, Suite 200
Brisbane, California 94005
Attn: Chief Financial Officer

Ladies and Gentlemen:

|_| The undersigned hereby elects to exercise the warrant issued to it by VaxGen, Inc. (the "Company") and dated September 21, 2004 Warrant No. CW-___ (the "Warrant") and to purchase thereunder __________________________________ shares of the Common Stock of the
      Company (the "Shares") at a purchase price of $0.01 per Share or an aggregate purchase price of ________________ Dollars ($__________) (the "Purchase Price"). Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or wire transfer.

|_| The undersigned hereby elects to convert ______________________ percent (___%) of the value of the Warrant pursuant to the provisions of Section
      1.2 of the Warrant.

                                         Very truly yours,


                                         ---------------------------------------
                                             Print Entity Name, if applicable


                                         By:
                                            ------------------------------------

                                         Print Name:
                                                    ----------------------------

                                         Title:
                                               ---------------------------------

                                    EXHIBIT C

                                                                   No. CW - ____

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                           WARRANT TO PURCHASE SHARES
                               OF COMMON STOCK OF
                                  VAXGEN, INC.
                         (Void after September 21, 2007)

      This certifies that ________________________, or its permitted assigns (the "Holder"), for value received, is entitled to, upon the terms and conditions hereinafter set forth, subscribe for and purchase from VAXGEN, INC., a Delaware corporation (the "Company"), having a place of business at 1000 Marina Boulevard, Suite 200, Brisbane, California 94005, _______ fully paid and nonassessable shares (the "Warrant Shares") of the Company's common stock, $0.01 par value per share ("Common Stock") at the initial exercise price of $16.00 per Warrant Share (the "Exercise Price") at any time and from time to time, in whole or in part, up to and including 5:00 p.m. (Pacific time) on September 21, 2007 (the "Expiration Date") upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant executed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or wire transfer of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof, or in accordance with the provisions of Section 1.2 hereof. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

      This Warrant is subject to the following terms and conditions:

            1. Exercise; Issuance of Certificates; Payment for Shares.

                  1.1 General. This Warrant is exercisable at the option of the Holder of record hereof, at any time and from time to time and including, up to the Expiration Date for all or any part of the Warrant Shares (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the


                                       1.

close of business on the date on which this Warrant shall have been surrendered, the completed and executed Form of Subscription delivered and (except for an exercise effected pursuant to Section 1.2 hereof) payment made for such shares. Certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense on or before the later to occur of (i) the third (3rd) business day following the Company's receipt of the Form of Subscription by facsimile transmission and (ii) the business day following the Company's receipt of the original Warrant and Form of Subscription and, except for an exercise effected pursuant to Section 1.2 hereof, payment for such shares (the later of (i) and (ii) being referred to herein as the "Delivery Date"). In case of a purchase of less than all the Warrant Shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time; provided, however, that the Holder may validly exercise this Warrant at any time following such purchase without having received such new Warrant. Provided that the Holder complies with Section 10.1 of the Warrant Exchange Agreement, dated September 21, 2004 (the "Exchange Agreement"), the Company shall effect delivery of Warrant Shares to the Holder by, as long as the Company's transfer agent (the "Transfer Agent") participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on the applicable Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if the Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder or in the name of Holder's affiliate and/or subsidiary as may be requested by the Holder. The Holder shall have the right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares (without any restriction legends) on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise), and the Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

                  1.2 Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the executed Form of Subscription with notice of such election in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

                  X = Y (A-B)
                      -------
                         A


                                       2.

      Where X = the number of Warrant Shares to be issued to the Holder

                              Y = the number of Warrant Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

                              A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                              B = Exercise Price (as adjusted to the date of such calculation)

      For purposes of the above calculation, if the Common Stock is traded on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then the fair market value of one share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal (or such other source as the Company's Board of Directors reasonably deems reliable). In the event the fair market value of one share of Common Stock cannot be determined in accordance with the foregoing sentence, such fair market value shall be the last reported sales price of the Common Stock as reported in the "pink sheets" by Pink Sheets LLC. In the absence of such markets for the Common Stock, the fair market value of one share of Common Stock shall be reasonably determined by the Company's Board of Directors in good faith.

            2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or market upon which the Common Stock may be listed or traded; provided, however, that the Company shall not be required to effect a registration under federal or state securities laws solely because of such exercise. The Company will not take any action which would result in any adjustment of the Exercise Price (as set forth in Section 3 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common


                                       3.

Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

            3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  3.1 Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                  3.2 Dividends in Common Stock, Other Stock, Property, Reclassification. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

                        (a) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

                        (b) any cash paid or payable otherwise than as a cash dividend, or

                        (c) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of Warrant Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (a) and (b) above) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.


                                       4.

                  3.3 Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant such that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

                  3.4 Certain Events. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as such Holder would have owned had the Warrant been exercised prior to the event and had such Holder continued to hold such shares until after the event requiring adjustment.

                  3.5 Notices of Change.

                        (a) Immediately upon any adjustment in the number or class of shares subject to this Warrant and of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                        (b) The Company shall give written notice to the Holder at least ten (10) calendar days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions or any right to subscribe


                                       5.

for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right.

                        (c) The Company shall give written notice to the Holder at least ten (10) calendar days prior to the date on which an Organic Change shall take place, including in such notice the date as of which the Organic Change is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Warrant Shares for securities or other property, if any, deliverable upon such Organic Change.

                        (d) The Company shall initiate the delivery of written notice to the Holder of any voluntary or involuntary dissolution, liquidation or winding-up of the Company (the "Dissolution") on the date such Dissolution is publicly announced, including in such notice the date as of which the Dissolution is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Warrant Shares for securities or other property, if any.

            4. LISTING. The Company shall file any forms and do any acts as shall be required from time to time to secure the listing or quotation of the shares of Common Stock issuable upon exercise of the Warrant with each national securities exchange or automated quotation system, if any, upon which shares of such securities are then listed or traded and shall use its commercially reasonable efforts to maintain, so long as any other shares of such securities shall be so listed or traded, such listing or quotation of all securities issued or issuable upon the exercise of this Warrant.

            5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

            6. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

            7. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. Except as expressly set forth herein, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise


                                       6.

Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

            8. REPRESENTATIONS OF HOLDER. Holder further represents that it understands that neither this Warrant nor the Warrant Shares issuable upon the exercise thereof have been registered under the Act, and are being offered pursuant to an exemption from registration contained in the Act based in part upon Holder's representations contained in this Section 8. Holder represents that by reason of its own, or of its management's, knowledge and experience in financial and business matters, Holder is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests in connection with the issuance of this Warrant and the Warrant Shares issuable upon the exercise thereof, and is able to bear risk, including a complete loss, of the investment. Holder represents that it is an "accredited investor" within the meaning set forth in Regulation D under the Act. Holder represents that it is acquiring such securities for its own account for investment only, and not with a view towards their distribution, except pursuant to sales that are registered under the Act or are exempt from the registration requirements of the Act; provided, however, that, in making such representation, such Investor does not agree to hold such securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of such securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

            9. TRANSFERABILITY. Subject to compliance with any applicable securities laws, this Warrant may be transferred, provided that Holder provides prior written notice of such transfer to the Company, such transferee agrees to be bound by the obligations hereunder and such transferee agrees to execute certain documentation requested by the Company including an investment letter. Upon the transfer of this Warrant, the Company may treat such transferee as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant.

            10. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the Holder of this Warrant and of the holder of Warrant Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

            11. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

            12. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be in writing, shall refer specifically to this Warrant and shall be delivered and deemed received in accordance with Section 11.1 of the Exchange Agreement.

            13. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the covenants and agreements of the Company shall inure to the benefit of the successors and permitted assigns of the Holder hereof.


                                       7.

            14. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

            15. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

            16. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Exercise Price.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this ___ day of September, 2004.

                                                VAXGEN, INC.


                                                By:
                                                   ----------------------------
                                                   Lance K. Gordon
                                                   Chief Executive Officer

                                SUBSCRIPTION FORM

                                             Date: _________________, 200_

VaxGen, Inc.
1000 Marina Boulevard, Suite 200
Brisbane, California 94005
Attn: Chief Financial Officer

Ladies and Gentlemen:

|_| The undersigned hereby elects to exercise the warrant issued to it by VaxGen, Inc. (the "Company") and dated September 21, 2004 Warrant No. CW-___ (the "Warrant") and to purchase thereunder __________________________________ shares of the Common Stock of the
      Company (the "Shares") at a purchase price of $16.00 per Share or an aggregate purchase price of ________________ Dollars ($__________) (the "Purchase Price"). Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or wire transfer.

|_| The undersigned hereby elects to convert ______________________ percent (___%) of the value of the Warrant pursuant to the provisions of Section
      1.2 of the Warrant.

                                         Very truly yours,


                                         ---------------------------------------
                                             Print Entity Name, if applicable


                                         By:
                                            ------------------------------------

                                         Print Name:
                                                    ----------------------------

                                         Title:
                                               ---------------------------------

                                    EXHIBIT D

                              FORM OF CERTIFICATION

[Date]

VaxGen, Inc.
Attn: Corporate Secretary
1000 Marina Boulevard, Suite 200
Brisbane, California, 94005

The undersigned is submitting this letter to you in order to present you with the facts necessary, pursuant to subparagraph (k) of Rule 144 of the Securities Act of 1933, as amended, to authorize the transfer agent for VaxGen, Inc. (the "Company") to issue shares of common stock in connection with the exercise of a warrant to purchase common stock issued in connection with the Warrant Exchange Agreement, dated September 21, 2004 (the "Agreement"), without a restrictive legend on the stock certificate. In connection with the following, the undersigned represents to the Company that:

      1. The undersigned is not at present and has not been during the preceding three months an officer, director, or 10% shareholder of the Company and during said period has not been an "affiliate" of the Company within the meaning of Rule 144(a);

      2. The undersigned has exercised the warrant issued in connection with the Agreement, pursuant to Section 1.2 of such warrant, and in accordance with section 10.1 of the Agreement; and

      3. The undersigned agrees that, at any time or times that the undersigned proposes to offer for sale or sell any of the above common stock, the undersigned will make reasonable inquiry to assure that he/she is not and has not been during the three months preceding any sale of the above common stock an affiliate of the Company.

Very truly yours,


----------------------------
[SIGNATURE]

                                    EXHIBIT E

                                  VAXGEN, INC.

                    REGISTRATION RIGHTS TERMINATION AGREEMENT

      This Registration Rights Termination Agreement (the "Registration Rights Termination Agreement") is entered into as of this 21st day of September, 2004, by and between VaxGen, Inc., a Delaware company (the "Company"), and each holder of a warrant to purchase Common Stock of the Company listed on the signature pages hereto (the "Holders"):

      WHEREAS, the Holders are parties to the Registration Rights Agreement, dated as of May 23, 2001 (the "Rights Agreement");

      WHEREAS, the Company and the Holders intend to enter into an Exchange Agreement of even date herewith (the "Agreement");

      WHEREAS, as a condition to consummating the transactions contemplated by the Agreement, the Rights Agreement shall be terminated;

      WHEREAS, pursuant to Section 13(h) of the Rights Agreement, such agreement may be terminated, by the Company and the holders of more than sixty-six and two-thirds percent (66 2/3%) of Registrable Securities (as defined in the Agreement), voting on an as-exercised, as-converted basis (such holders collectively referred to as the "Required Holders"); and

      WHEREAS, the undersigned constitute the Required Holders.

      NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Registration Rights Termination Agreement, the parties mutually agree as follows:

1. In accordance with the provisions of Section 13(h) of the Rights Agreement, the Company and the undersigned Holders, who together constitute the Required Holders, hereby agree that, effective immediately prior to, and conditioned upon, the Closing (as defined in the Agreement), the Rights Agreement be terminated in its entirety and shall be of no further force and effect.

2. This Registration Rights Termination Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This Registration Rights Termination Agreement shall be effective at such time as it has been executed by the Company and Required Holders, subject to the completion of the Closing.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Termination Agreement as of the date first set forth above.

COMPANY                                      HOLDERS:

VAXGEN, INC.                                 SOCIETE GENERALE

By:                                          By:
   -------------------------------------        --------------------------------
   Lance K. Gordon
   President and Chief Executive Officer     Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------


                                             KEPLER CAPITAL, LLC

                                             By:
                                                --------------------------------

                                             Name:
                                                  ------------------------------
                                             Title:


                                             CHEYENNE, LLC

                                             By:
                                                --------------------------------

                                             Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------


                                             PRISM CAPITAL 5, L.P.

                                             By:
                                                --------------------------------

                                             Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------

                                    EXHIBIT F

                                  VAXGEN, INC.

                    SECURITIES PURCHASE TERMINATION AGREEMENT

      This Securities Purchase Termination Agreement (the "Securities Purchase Termination Agreement") is entered into as of this 21st day of September, 2004, by and between VaxGen, Inc., a Delaware company (the "Company"), and each holder of a warrant to purchase Common Stock of the Company listed on the signature pages hereto (the "Holders"):

      WHEREAS, the Holders are parties to the Securities Purchase Agreement, dated as of May 23, 2001 (the "Purchase Agreement");

      WHEREAS, the Company and the Holders intend to enter into an Exchange Agreement of even date herewith (the "Agreement");

      WHEREAS, as a condition to consummating the transactions contemplated by the Agreement, the Purchase Agreement shall be terminated;

      WHEREAS, pursuant to Section 7.5(a) of the Purchase Agreement, such agreement may be amended by the Holders and the Company; and

      NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Securities Purchase Termination Agreement, the parties mutually agree as follows:

1. In accordance with the provisions of Section 7.5(a) of the Purchase Agreement, the Company and the undersigned Holders hereby waive the rights of the Holders set forth in the Purchase Agreement and further waive compliance with all provisions of the Purchase Agreement.

2. The Company and the Holders hereby agree that, effective immediately prior to, and conditioned upon, the Closing (as defined in the Agreement), the Purchase Agreement be terminated in its entirety and shall be of no further force and effect, and the Purchase Agreement shall be deemed modified or amended as necessary to effect such termination.

3. This Securities Purchase Termination Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This Securities Purchase Termination Agreement shall be effective at such time as it has been executed by the Company and Holders, subject to the completion of the Closing.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Termination Agreement as of the date first set forth above.

COMPANY                                              HOLDERS:

VAXGEN, INC.                                         SOCIETE GENERALE

By:                                          By:
   -------------------------------------        --------------------------------
   Lance K. Gordon
   President and Chief Executive Officer     Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------


                                             KEPLER CAPITAL, LLC

                                             By:
                                                --------------------------------

                                             Name:
                                                  ------------------------------
                                             Title:


                                             CHEYENNE, LLC

                                             By:
                                                --------------------------------

                                             Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------


                                             PRISM CAPITAL 5, L.P.

                                             By:
                                                --------------------------------

                                             Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------